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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 18, 2005

                           ALLIS-CHALMERS ENERGY INC.
                           --------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                                               1-2199
(STATE OR OTHER JURISDICTION                            (COMMISSION FILE NUMBER)
      OF INCORPORATION)

                                   39-0126090
                                (I.R.S. EMPLOYER
                               IDENTIFICATION NO.)

                           5075 WESTHEIMER, SUITE 890
                              HOUSTON, TEXAS 77056
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 369-0550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the exchange ct (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 18, 2005, the Company entered into an underwriting agreement with Morgan Keegan & Company, Inc. pursuant to which Morgan Keegan acted as the Underwriter of a firm commitment offering of 1,000,000 of shares of the Company's common stock. Selling Stockholders entered into an underwriting agreement with Morgan Keegan & Company, Inc. pursuant to which Selling Stockholders sold 4,819,156 shares of our common stock. In addition, we granted Morgan Keegan & Company, Inc. a 30-day option to purchase up to an aggregate of 722,873 shares of common stock, solely to cover over- allotments, if any, in the offering.

The proceeds of the offering to us, after deducting the underwriting discount, were approximately $9.1 million, which we intend to use for general corporate purposes, which may include acquisitions, capital expenditures and working capital.

ITEM 1.02 - TERMINATION OF MATERIAL DEFINITIVE AGREEMENT

On August 1, 2005, the Company entered into the First Amendment to Stockholders Agreement ("Amendment") along with Energy Spectrum Partners, LP, Munawar H. Hidayatallah, Jens H. Mortensen, Saeed Sheikh, Leonard Toboroff, Engel Defined Benefit Plan, RER Corp., Donald Engel and Christopher Engel, which amended a Stockholders Agreement among the parties dated April 2, 2004. The Amendment Provided that the Stockholders Agreement and the Amendment would termination upon completion of an offering if Energy Spectrum sold common stock in the Company's proposed public offering that reduces Energy Spectrum's holdings to less than 5% of the Company's outstanding shares of common stock. On August 24, 2005, Energy Spectrum sold all shares of common stock held By it in a public offering and therefore the Stockholder Agreement and the Amendment terminated on that date.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 Underwriting Agreement (incorporated by reference to Amendment No. 1 to Registration Statement on Form S-1 filed on July 22, 2005 (Registration Statement No. 333-126-110).


                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ALLIS-CHALMERS ENERGY INC.


                                                    /S/ VICTOR M. PEREZ
                                                    ---------------------------
                                                    BY: VICTOR M. PEREZ
                                                    CHIEF FINANCIAL OFFICER

DATE: AUGUST 24, 2005